                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
        -----------------------------------------------------------------


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 30, 1998


                                   FOAMEX L.P.
                           FOAMEX CAPITAL CORPORATION
                            FOAMEX INTERNATIONAL INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


       1-11432                                        05-0475617
       1-11436                                        22-3182164
       0-22624                                        05-0473908
     -----------                                 --------------------
(Commission File Number)                   (I.R.S. Employer Identification No.)


1000 Columbia Avenue,
    Linwood, PA                                                       19061
---------------------                                                 -----
(Address of principal executive offices)                          (Zip Code)




                                 (610) 859-3000
                 ----------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


                                       1
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ITEM 5. Other Events.
        -------------

     On September 2, 1998, Foamex L.P. ("Foamex") issued a press release announcing that in connection with the financing of the proposed merger of a subsidiary of Trace International Holdings, Inc. into Foamex's parent corporation, Foamex International Inc. ("FII"), pursuant to a Merger Agreement, dated June 25, 1998, as amended on July 6, 1998, Foamex had commenced tender offers with concurrent consent solicitations for a total of $248.0 million of aggregate principal amount of public debt. This debt includes $150.0 million of aggregate principal amount of 9-7/8% Senior Subordinated Notes due 2007 (the "9-7/8% Notes") and $98.0 million of aggregate principal amount of 13-1/2% Senior Subordinated Notes due 2005 (the "13-1/2% Notes," and with the 9-7/8% Notes, the "Notes"). A copy of such press release is filed herewith as exhibit 99.1

         On September 22, 1998, FII announced that Foamex had extended the expiration of the consent solicitations for the Notes from Tuesday, September 22, 1998, to Wednesday, September 30, 1998. On September 29, 1998, FII announced that Foamex would extend the expiration of the tender offers for the Notes from Wednesday, September 30, 1998, to Monday, October 19, 1998. Copies of such press releases are filed herewith as exhibits 99.2 and 99.3, respectively.

         On September 30, 1998, FCC and Foamex entered into supplements to the indentures (the "Supplemental Indentures") relating to the 9-7/8% Notes and the 13-1/2% Notes. The Supplemental Indentures provide for, among other things, (i) the elimination of substantially all restrictive covenants and (ii) the removal from the definition of events of default of all events other than nonpayment and certain bankruptcy events. While the Supplemental Indentures were signed on September 30, 1998, the substantive provisions of each Supplemental Indenture will not become operative until the date upon which all validly tendered Notes of that issue of Notes are accepted for purchase pursuant to the tender offer for that issue of Notes. The Supplemental Indentures are filed as exhibits 4.1 and 4.2 hereto.


ITEM 7.  Financial Statements and Exhibits.
         ---------------------------------

          (a)     Financial Statements of Business Acquired:  None
                  -----------------------------------------

          (b)     Pro Forma Financial Information:  None
                  -------------------------------

          (c)     Exhibits:
                  --------

                4.1 Third Supplemental Indenture, dated as of September 30, 1998, by and among Foamex and FCC, as joint and several obligors, and The Bank of New York, as Trustee.

                4.2 Second Supplemental Indenture, dated as of September 30, 1998, by and among Foamex and FCC, as joint and several obligors, and The Bank of New York, as Trustee.

                99.1    Press Release, dated September 2, 1998.


                                       2
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                99.2 Press Release, dated September 22, 1998.

                99.3 Press Release, dated September 29, 1998.













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                                   SIGNATURES
                                   ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            FOAMEX L.P.

                                            By:  FMXI, Inc.
                                                 Managing General Partner

DATE: October 5, 1998                       By: /s/ Philip N. Smith, Jr.
                                                ------------------------
                                                NAME: Philip N. Smith, Jr.
                                               TITLE: Vice President


                                            FOAMEX CAPITAL CORPORATION

DATE: October 5, 1998                       By: /s/ Philip N. Smith, Jr.
                                                ------------------------
                                                 NAME: Philip N. Smith, Jr.
                                                TITLE: Vice President



                                            FOAMEX INTERNATIONAL INC.

DATE: October 5, 1998                       By: /s/ Philip N. Smith, Jr.
                                                ------------------------
                                                NAME: Philip N. Smith, Jr.
                                               TITLE: Senior Vice President


                                       4
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EXHIBIT INDEX


                                                                      Sequential
Exhibit No.   Document                                               Page Number
----------    --------                                               -----------

4.1 Third Supplemental Indenture, dated as of September 30, 1998, by and among Foamex and FCC, as joint and several obligors, and The Bank of New York, as Trustee.

4.2 Second Supplemental Indenture, dated as of September 30, 1998, by and among Foamex and FCC, as joint and several obligors, and The Bank of New York, as Trustee.

99.1       Press Release, dated September 2, 1998


99.2       Press Release, dated September 22, 1998


99.3       Press Release, dated September 29, 1998